Exhibit 99.1

FOR IMMEDIATE RELEASE

Inogen Reaffirms 2015 Guidance, Announces Audit Committee Investigation into Accounting Matters, Postpones Fourth Quarter and Fiscal Year 2014 Earnings Release and Conference Call

Goleta, California,— March 11, 2015 —Inogen, Inc. (Nasdaq: INGN), a medical technology company offering innovative respiratory products for use in the homecare setting, today announced that during the first quarter of 2015 certain potential accounting matters were discovered by management, which prompted the Audit Committee, with the assistance of independent advisors, to commence an internal investigation. The Audit Committee is investigating whether there were any violations of the Company’s accounting policies associated with these potential accounting matters. The Audit Committee has not reached any conclusion because of the investigation, and the Company cannot predict the outcome of the investigation or when it will be completed.

Inogen remains confident in its strategy, top-line growth and profitability and does not believe these matters will impact the Company’s previously stated outlook for Fiscal Year 2015 or its long-term business plan. We are unable to comment on Fiscal Year 2014 until the investigation is completed. The Company is postponing its fourth quarter and fiscal year 2014 earnings release and conference call, which had been scheduled for March 12, 2014. Inogen will announce such results as soon as practicable following the completion of the Audit Committee’s investigation.

About Inogen

Inogen is innovation in oxygen therapy. We are a medical technology company that develops, manufactures and markets innovative oxygen concentrators used to deliver supplemental long-term oxygen therapy to patients suffering from chronic respiratory conditions.

For more information, please visit www.inogen.com.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding Inogen’s current estimates of full year 2015 financial results, and statements regarding the impact of the internal investigation. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks arising from the possibility that Inogen will not realize anticipated revenue; the impact of reduced reimbursement rates, including in connection with the implementation of the competitive bidding and the newly released Center for Medicare and Medicaid Services (CMS) rules; the possible loss of key employees, customers, or suppliers; and intellectual property risks if Inogen is unable to secure and maintain patent or other intellectual property protection for the intellectual property used in its products. In addition, Inogen’s business is subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of its products; its ability to successfully launch new products and applications; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; interruptions or delays in the supply of components or materials for, or manufacturing of, its products; seasonal variations in customer operations; unanticipated increases in costs or expenses; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business and operating results are contained in Inogen’s Annual Report on Form 10-K for the year ended December 31, 2013 and in Inogen’s subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Investor Relations Contact:

ir@inogen.net

805-562-0500 ext. 7

Media Contact:

Byron Myers

805-562-0503